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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2009

DynCorp International Inc.

 (Exact name of registrant as specified in its charter)

Delaware	001-32869	01-0824791
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3190 Fairview Park Drive, Suite 700, Falls Church, Virginia		22042
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (571) 722-0210

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On August 4, 2009, DynCorp International Inc. issued a press release announcing a secondary offering of its Class A common stock by DIV Holding LLC, an affiliate of Veritas Capital Management II, L.L.C. A copy of this press release is attached as Exhibit 99.1 hereto.

Item 9.01.    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 99.1	Press Release dated August 4, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DynCorp International Inc.

Date: August 4, 2009	/s/ Michael J. Thorne
Michael J. Thorne Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

Exhibit-99.1	Press Release dated August 4, 2009.